EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

JP Morgan Securities, Inc.

Balance   $3,300,000.00   Delay           24          WAC 6.429     WAM 360
Coupon    6.000           Dated           10/01/2004  NET 6.154734  WALA 0
Settle    10/29/2004      First Payment   11/25/2004


--------------------------------------------------------------------------------------------------------------
              Price               12 CPR               16 CPR          18 CPR          20 CPR           24 CPR
--------------------------------------------------------------------------------------------------------------

                                        Yield          Yield           Yield           Yield            Yield
--------------------------------------------------------------------------------------------------------------
              100-18.000                5.954          5.946           5.943           5.940            5.934
              100-22.000                5.938          5.930           5.926           5.922            5.916
              100-26.000                5.923          5.913           5.909           5.905            5.898
              100-30.000                5.907          5.897           5.892           5.887            5.879
              101-02.000                5.892          5.880           5.875           5.870            5.861
              101-06.000                5.876          5.863           5.858           5.853            5.843
              101-10.000                5.861          5.847           5.841           5.835            5.825
              101-14.000                5.845          5.831           5.824           5.818            5.807
              101-18.000                5.830          5.814           5.807           5.801            5.789
              101-22.000                5.814          5.798           5.790           5.783            5.771
              101-26.000                5.799          5.781           5.774           5.766            5.753
              101-30.000                5.784          5.765           5.757           5.749            5.735
              102-02.000                5.768          5.749           5.740           5.732            5.717


   Spread @ Center Price                  185            184             183             183              182
                     WAL                 12.0           10.8            10.4            10.0              9.4
                Mod Durn                7.930          7.456           7.262           7.090            6.799
           Mod Convexity                0.940          0.811           0.761           0.718            0.648
        Principal Window        Nov04 - Oct34  Nov04 - Oct34   Nov04 - Oct34   Nov04 - Oct34    Nov04 - Oct34


                CMT_10YR                3.978          3.978           3.978           3.978            3.978
--------------------------------------------------------------------------------------------------------------


           Yield Curve    Mat 3MO 6MO   2YR   5YR  10YR  30YR
                          Yld  1   1   2.51  3.26  4.010 4.78

JP Morgan Securities, Inc.

Balance  $7,500,000.00  Delay           24         WAC 6.429     WAM 360
Coupon   6.000          Dated           10/01/2004 NET 6.154734  WALA 0
Settle   10/29/2004     First Payment   11/25/2004


-------------------------------------------------------------------------------------------------------------
         Price                    12 CPR           16 CPR          18 CPR          20 CPR          24 CPR
-------------------------------------------------------------------------------------------------------------

                                      Yield            Yield           Yield           Yield           Yield
-------------------------------------------------------------------------------------------------------------
              102-20.000              5.700            5.676           5.665           5.655           5.637
              102-21.000              5.696            5.672           5.661           5.651           5.633
              102-22.000              5.692            5.668           5.657           5.647           5.628
              102-23.000              5.688            5.664           5.653           5.642           5.624
              102-24.000              5.684            5.660           5.648           5.638           5.619
              102-25.000              5.681            5.655           5.644           5.634           5.615
              102-26.000              5.677            5.651           5.640           5.630           5.610
              102-27.000              5.673            5.647           5.636           5.625           5.606
              102-28.000              5.669            5.643           5.632           5.621           5.602
              102-29.000              5.665            5.639           5.628           5.617           5.597
              102-30.000              5.662            5.635           5.624           5.613           5.593
              102-31.000              5.658            5.631           5.619           5.608           5.588
              103-00.000              5.654            5.627           5.615           5.604           5.584


   Spread @ Center Price                167              164             163             162             160
                     WAL               12.0             10.8            10.4            10.0            9.4
                Mod Durn              7.987            7.506           7.309           7.134           6.839
           Mod Convexity              0.952            0.821           0.770           0.726           0.655
        Principal Window      Nov04 - Oct34    Nov04 - Oct34   Nov04 - Oct34   Nov04 - Oct34   Nov04 - Oct34


                CMT_10YR              3.978            3.978           3.978           3.978           3.978
-------------------------------------------------------------------------------------------------------------

              Yield Curve   Mat 3MO 6MO  2YR  5YR  10YR  30YR
                            Yld  1   1   2.51 3.26 4.010 4.78